UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 31, 2006


                                 TECHLABS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        FLORIDA                  000-26233                65-0843965
    ---------------            ------------         ----------------------
    State or other             (Commission              (IRS Employer
    jurisdiction of            File Number)         Identification Number)
    incorporation)


               8905 KINGSTON PIKE, SUITE 313, KNOXVILLE, TN 37923
               --------------------------------------------------
                   (Address of executive offices and Zip Code)


       Registrant's telephone number, including area code: (215) 243-8044


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On March 31, 2006, the Company engaged Baumann, Raymondo & Company, PA, as its new independent registered public accounting firm. The Company has not consulted with Baumann, Raymondo & Company, PA during the year ended December 31, 2005 and through March 31, 2006, on either the application of accounting principles or type of opinion Baumann, Raymondo & Company, PA might issue on the Company's financial statements. The engagement of Baumann, Raymondo & Company, PA was recommended by the Company's Audit Committee and approved by the Board of Directors.





                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Techlabs, Inc.

Date: April 24, 2006                    By: /s/ Jayme Dorrough
                                            ------------------
                                            Jayme Dorrough, President


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